Exhibit 99.1


                           Union Bankshares, Inc.

---------------------------------------------------------------------------

                               March 31, 2003

                            First Quarter Report

                               Citizens [LOGO]

                              Union Bank [LOGO]
                          Wholly Owned Subsidiaries

                                                             April 29, 2003

Dear Shareholder:

We are pleased to report the results of the first quarter for your company. As you will see from the consolidated income statement, net income increased 5.1% over the first quarter of 2002. This increase includes one-time costs of $155,000 related to the merger of the company's two subsidiaries. Earnings before these one-time expenses increased 13.9%.

While asset growth was less than budgeted, it is attributed partially to our reduction in investments offset by a reduction in our borrowings from the Federal Home Loan Bank. We anticipate asset and deposit growth to improve in the second quarter.

On February 18th we wrote you advising of the decision to merge Citizens Savings Bank and Trust Company into Union Bank and our filing of applications to the regulatory authorities to accomplish this. All approvals have been received and a merger date as of the close of business May 16th has been set.

The process of bringing our two banks into one is proceeding rapidly and on target. Staff at both institutions are working together closely and as true teammates. We are looking closely at all functions and responsibilities and will be incorporating the best of each bank in the combined institution.

Larry Sharer, a veteran banker for over 30 years, joined Citizens Savings Bank and Trust Company as Regional Vice President. He and the rest of the CSB staff are hard at work growing their market share. Our goals to provide the best possible service for our customers, reduction in backroom costs, and improved efficiencies are well within reach.

There have been some recent staffing changes at Union Bank. Jeff Coslet joined the company as Human Resources Officer and Robyn Sheltra was promoted to Branch Manager of the Stowe office. Susan Lassiter transferred from Manager of the Stowe office to Manager of the Jeffersonville office. Claire Hindes transferred to the Main office as Manager from Manager in Jeffersonville. The transitions have gone smoothly and have afforded each new opportunities for growth.

Once again the local economy is "gearing up" for spring and summer. Loan demand remains quite good with construction loan requests year to date equal to last year, which set a record. We are optimistic another busy summer is before us.

Enclosed is a dividend check or advice of deposit representing a dividend of $.30 per share to shareholders of record April 26, 2003.

Recently you received our proxy statement, ballot and annual report. These documents contain much information about your company and we urge you to read these materials. You are cordially invited to the annual meeting which will be held on Wednesday, May 21st at 3:00 PM at the Union Bank main office in Morrisville.

Sincerely,

/s/ W. Arlen Smith           /s/ Kenneth D. Gibbons

W. Arlen Smith               Kenneth D. Gibbons
Chairman                     President & CEO


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Consolidated Balance Sheets (unaudited)
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

                                                  March 31, 2003    March 31, 2002

ASSETS
Cash and Due from Banks                            $ 15,955,917      $ 15,077,201
Federal Funds Sold                                    3,048,716         4,113,790
Interest Bearing Deposits                             7,163,805         4,589,796
U.S. Government Securities                           16,243,855        17,350,760
State and Municipal Securities                        6,023,289         6,070,319
Corporate Securities                                 19,424,195        25,142,437
Loans, net                                          258,093,695       252,469,340
  Less: Reserve for Loan Losses                      (2,954,797)       (2,833,690)
Premises and Equipment, net                           4,576,725         4,522,873
Other Real Estate Owned                                 743,871         1,418,037
Other Assets                                          6,826,800         6,936,446
                                                   ------------      ------------
    Total Assets                                   $335,146,071      $334,857,309
                                                   ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                                    $ 38,080,480      $ 37,025,261
Savings and Time Deposits                           245,691,790       243,897,371
Borrowed Funds                                        7,192,724        12,118,643
Other Liabilities                                     4,590,612         4,501,026
Common Stock                                          6,542,378         6,536,378
Paid in Capital                                         326,054           277,254
Retained Earnings                                    33,677,001        31,950,220
Accumulated Other Comprehensive Income                  766,963           273,087
Treasury Stock at Cost                               (1,721,931)       (1,721,931)
                                                   ------------      ------------
    Total Liabilities and Shareholders' Equity     $335,146,071      $334,857,309
                                                   ============      ============

Standby Letters of Credit were $1,238,000 and $1,038,000 at March 31, 2003 and 2002 respectively.
===========================================================================

Consolidated Statements of Income (unaudited)
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

                                                  March 31, 2003    March 31, 2002

Interest Income                                     $5,141,014        $5,535,745
Interest Expense                                     1,199,279         1,754,961
                                                    ----------        ----------
  Net Interest Income                                3,941,735         3,780,784
Less: Provision for Loan Losses                         42,000            90,000
                                                    ----------        ----------
  Net Interest Income after
   Loan Loss Provision                               3,899,735         3,690,784

Trust Income                                            38,505            67,497
Other Operating Income                                 829,660           658,548
Other Operating Expenses:
  Salaries                                           1,412,298         1,260,321
  Employee Benefits                                    421,823           387,716
  Occupancy                                            187,731           159,651
  Equipment                                            231,422           199,560
  Other                                                790,640           779,860
                                                    ----------        ----------

  Total                                              3,043,914         2,787,108
                                                    ----------        ----------

Net Income before Tax                                1,723,986         1,629,721
Income Tax Expense                                     495,228           460,707
                                                    ----------        ----------
  Net Income                                        $1,228,758        $1,169,014
                                                    ==========        ==========

  Earnings per Share                                     $0.41             $0.39
  Book Value Per Share                                  $13.06            $12.32

                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                             Richard C. Sargent
                                John H. Steel

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

             W. Arlen Smith                             Chairman
             Cynthia D. Borck                     Vice-President
             Kenneth D. Gibbons                        President
             Marsha A. Mongeon          Vice President/Treasurer
             Robert P. Rollins                         Secretary
             JoAnn A. Tallman                Assistant Secretary

                     DIRECTORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

        Alice H. Claflin                               Trust Officer
        Karen C. Gammell                         Assistant Treasurer
        Kenneth D. Gibbons                         Interim President
        Tracey D. Holbrook                            Vice President
        Susan O. Laferriere                           Vice President
        Dennis J. Lamothe            Senior Vice President/Treasurer
        Marsha A. Mongeon                        Assistant Treasurer
        Mildred R. Nelson                   Assistant Vice President
        Barbara A. Olden                    Assistant Vice President
        Deborah J. Partlow                             Trust Officer
        Larry D. Sharer                      Regional Vice President
        Tracy R. Verge                           Assistant Treasurer
        David A. Weed                                 Vice President

                           DIRECTORS OF UNION BANK

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                              Richard C. Marron
                              Robert P. Rollins
                             Richard C. Sargent
                                John H. Steel

                           OFFICERS OF UNION BANK

        Wanda L. Allaire                    Assistant Vice President
        Rhonda L. Bennett                             Vice President
        Cynthia D. Borck                    Executive Vice President
        Jeffrey G. Coslett                    Human Resource Officer
        Shawn M. Davis                       Commercial Loan Officer
        Fern C. Farmer                      Assistant Vice President
        Patsy S. French                     Assistant Vice President
        Kenneth D. Gibbons                                 President
        Claire A. Hindes                    Assistant Vice President
        Patricia N. Hogan                             Vice President
        Peter R. Jones                                Vice President
        Stephen H. Kendall                  Assistant Vice President
        Margaret S. Lambert                 Assistant Vice President
        Susan F. Lassiter                   Assistant Vice President
        Phillip L. Martin                   Assistant Vice President
        Marsha A. Mongeon            Senior Vice President/Treasurer
        Freda T. Moody                      Assistant Vice President
        Richard N. Morrison                 Assistant Vice President
        Colleen D. Putvain                       Assistant Treasurer
        Ruth P. Schwartz                              Vice President
        David S. Silverman                     Senior Vice President
        JoAnn A. Tallman                         Assistant Secretary
        Francis E. Welch                    Assistant Vice President
        Craig S. Wiltshire                            Vice President

                                 SHAREHOLDER
                                 ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

                   If you need assistance with a change in
                registration of certificates, reporting lost
                certificates, non-receipt or loss of dividend
                   checks, information about the Company,
                 or to receive copies of financial reports,
                    please contact us at the address and
                         phone number listed below:

                  Corporate Name:  Union Bankshares, Inc.
                  Transfer Agent:  Union Bank
                                   P.O. Box 667
                                   Morrisville, VT
                                   05661-0667

                           Phone:  802-888-6600
                             Fax:  802-888-4921
                           Email:  ubexec@unionbankvt.com
                Internet Banking:  www.unionbankvt.com
                                   www.csbtc.com
                  American Stock
                 Exchange Ticker
                          Symbol:  UNB


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                             UNION BANK OFFICES

          Morrisville                             Jeffersonville
     20 Lower Main Street*                       80 Main Street*
         (802) 888-6600                           (802) 644-6600

        Northgate Plaza*                            Hyde Park
           Route 100                             250 Main Street
         (802) 888-6860                           (802) 888-6880

              Stowe                              Remote ATM's at:
         Stowe Village*                    Smugglers' Notch Resort (2)
         47 Park Street                       Johnson State College
         (802) 253-6600                          Copley Hospital
                                              Cold Hollow Cider Mill
            Fairfax                             Trapp Family Lodge
           Route 104*                       Stowe Mountain Resort (3)
         (802) 849-2600                    Big John's Riverside Store
                                             Taft Corners, Williston
            Hardwick                              Ben & Jerry's
        103 VT Route 15*                       Stowe Mountain Road
         (802) 472-8100
                                                     Express
            Johnson                                Telebanking
     198 Lower Main Street*                       (802) 888-6448
         (802) 635-6600                           (800) 583-2869

                             www.unionbankvt.com

*   ATM's at these branches

                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

         St. Johnsbury                           Remote ATM's at:
      364 Railroad Street*                    East Burke, Route 114
         (802) 748-3131                         Danville, Route 2
                                                  Burke Mountain
      325 Portland Street*                         Ski Area (2)
         (802) 748-3121
                                                  Littleton Loan
           Lyndonville                                Center
        183 Depot Street*                        241 Main Street
         (802) 626-3100                            Littleton, NH
                                                  (603) 444-7136
          St. Johnsbury
             Center                                Express Phone
      Green Mountain Mall*                            Banking
       1998 Memorial Drive                        (802) 748-0815
         (802) 748-2454                           (800) 748-1018

                                www.csbtc.com

*   ATM's at these branches


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